UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2009

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DUKE MINING COMPANY, INC.

(Exact name of registrant as specified in its charter)

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Delaware	333-132107	58-2667713
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

850 Third Avenue, Suite 1801

New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(646) 218-1400

(Registrant’s Telephone Number, Including Area Code)

BOXWOODS, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[Missing Graphic Reference]

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 22, 2009 The Board of Directors of the of Boxwoods, Inc., (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware Division of Corporations changing the Company’s name to Duke Mining Company, Inc., and increasing the authorized common stock that the Company may issue to Five Hundred million (500,000,000) shares, par value $.0001 per share, and increased the authorized preferred stock to Twenty-Five Million (25,000,000) shares, par value $.0001 per share.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description

3.1	Amended Articles of Incorporation filed in the state of Delaware on May 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

DATED: May 28, 2009	DUKE MINING COMPANY, INC.

/s/ DARREN MILES
Darren Miles
President

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